Exhibit 10.1
WAIVER UNDER PURCHASE AND IPO REORGANIZATION AGREEMENT
     Pursuant to Section 9.9 of that certain Purchase and IPO Reorganization Agreement, dated August 2, 2009 and as amended (the “Agreement”), by and among Hicks Acquisition Company I, INC., a Delaware corporation (“Buyer”), Resolute Energy Corporation, a Delaware corporation (“IPO Corp.”), Resolute Subsidiary Corporation, a Delaware corporation (“Merger Sub”), Resolute Aneth, LLC, a Delaware limited liability company (“Aneth”), Resolute Holdings, LLC, a Delaware limited liability company (“Parent”), Resolute Holdings Sub, LLC, a Delaware limited liability company (“Seller”), HH-HACI, L.P., a Delaware limited partnership (“Founder”) and certain affiliates of Founder, Parent, Seller, IPO Corp., Merger Sub and Aneth hereby provide the following waiver that may be relied upon and enforced by all parties to the Agreement:
WAIVER
     Parent, Seller, IPO Corp., Merger Sub and Aneth hereby waive the condition to their obligation to consummate the transactions contemplated by the Agreement stated in Section 7.3(e) of the Agreement but only to the extent that the Acquisition Consideration is not less than $240,000,000.00.
     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver this 22nd day of September, 2009.

RESOLUTE ENERGY CORPORATION			RESOLUTE HOLDINGS SUB, LLC

By:	/s/ James M. Piccone		By:	/s/ James M. Piccone

	Name:	James M. Piccone		Name:	James M. Piccone
	Title:	President		Title:	President

RESOLUTE SUBSIDIARY CORPORATION			RESOLUTE HOLDINGS, LLC

By:	/s/ James M. Piccone		By:	/s/ James M. Piccone

	Name:	James M. Piccone		Name:	James M. Piccone
	Title:	President		Title:	President

RESOLUTE ANETH, LLC

By:	/s/ James M. Piccone

	Name:	James M. Piccone
	Title:	President